State Street Institutional Investment Trust
STATE STREET INCOME FUND
(SSASX)
(the “Fund”)
SUPPLEMENT DATED NOVEMBER 1, 2021 TO THE PROSPECTUS
AND SUMMARY PROSPECTUS, EACH DATED MAY 7, 2021,
AS EACH MAY BE SUPPLEMENTED FROM TIME TO TIME
Effective immediately, the Fund’s Prospectus and Summary Prospectus are revised as follows:
All references to “Bloomberg Barclays” are replaced with “Bloomberg” and other references to “Barclays” are removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
110121SUPP3